Notes Payable to Members (FY)	9 Months Ended
Sep. 30, 2021
Notes Payable to Members [Abstract]
Notes Payable to Members
6. Notes payable to members

The Company assumed four notes payable to the two majority members in connection with the purchase of Weedmaps in 2012. Of the four notes assumed with the purchase, three notes were paid off in full in prior periods. As of December 31, 2020 and 2019, the principal balance of the remaining note totaled $205,324, which bears no interest, and is due in June 2021.